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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                     PLAINS EXPLORATION & PRODUCTION COMPANY

                     Common Stock, Par Value $0.01 Per Share

                             Underwriting Agreement

                                                                  April 15, 2004

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Certain stockholders of Plains Exploration & Production Company, a Delaware corporation (the "Company"), named in Schedule I hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to Lehman Brothers Inc. (the "Underwriter" or "you") an aggregate of 2,371,868 shares (the "Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of the Company.

                  1. The Company represents and warrants to, and agrees with, the Underwriter that:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-12027), including a prospectus relating to the Shares. Such registration statement, as amended at the time it became effective, is referred to herein as the "Registration Statement"; and as used herein, the term "Prospectus" means the final prospectus in the form first used to confirm sales of the Shares (including any final prospectus supplement). The Registration Statement has been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the

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         Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

                  (c) The financial statements and the related notes thereto incorporated by reference in the Prospectus present fairly the combined financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information incorporated by reference in the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto incorporated by reference in the Prospectus has been prepared in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are described therein;

                  (d) Since the date of the most recent financial statements of the Company and its subsidiaries incorporated by reference in the Prospectus, (i) there has not been any change in the capital stock or long-term debt (other than ordinary course draw downs on revolving credit facilities) of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Prospectus;

                  (e) The documents incorporated by reference in the Registration Statement and the Prospectus when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the

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         statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (f) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Schedule II to this Agreement and (ii) the general partner interests of Arguello Inc. in the entities owning and operating the Point Arguello unit;

                  (g) The Company has an authorized capitalization as set forth or incorporated by reference in the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for pledges under the Company's $500 million senior revolving credit facility (the "Credit Facility");

                  (h) The Shares to be sold by the Selling Stockholders to the Underwriter hereunder have been duly and validly authorized;

                  (i) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken;

                  (j)      Neither the Company nor any of its subsidiaries is
         (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or

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         observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses
         (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect;

                  (k) The execution, delivery and performance by the Company of this Agreement and compliance by the Company with the terms hereof and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect;

                  (l) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and compliance by the Company with the terms hereof and the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Shares by the Underwriter and (ii) such consents, approvals, authorizations, orders and registrations or qualifications as have been obtained or made;

                  (m) Except as disclosed in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of each of the Company, contemplated by any governmental or regulatory authority or threatened by others;

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                  (n)      PricewaterhouseCoopers LLP, who have certified
         certain financial statements of the Company and its subsidiaries, and KPMG LLP, who have certified certain financial statements of 3TEC Energy Corporation ("3TEC"), are independent public accountants with respect to the Company and its subsidiaries and 3TEC, respectively, within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder;

                  (o) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (iii) were created under the Credit Facility; or (iv) are created by the instruments creating the general partnerships and limited partnerships in which Arguello Inc. owns an interest;

                  (p) The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others, except where such notice, claim or conflict would not, individually or in the aggregate, have a Material Adverse Effect;

                  (q) Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Shares none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act");

                  (r) The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except where the failure to make such payments or filings would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except where such deficiency would not, individually or in the aggregate, have a Material Adverse Effect;

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                  (s)      The Company and its subsidiaries possess all
         licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where the failure to receive such renewal would not, individually or in the aggregate, have a Material Adverse Effect;

                  (t) The Company and its subsidiaries (i) are, and at all times prior to the date hereof have been, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect;

                  (u) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or, to the Company's knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that could reasonably be expected to give rise to any liability under any Environmental Laws, except for any violation or liability which could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect;

                  (v) The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares;

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                  (w)      Nothing has come to the attention of the Company that
         has caused the Company to believe that the statistical and market-related data included in the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

                  (x) The oil and gas reserve estimates of the Company and its subsidiaries incorporated by reference in the Prospectus are derived from reports that have been prepared by independent petroleum consulting firms, such reserve estimates fairly reflect the oil and gas reserves of the Company and its subsidiaries at the dates indicated therein and are in accordance with the Commission's guidelines applied on a consistent basis throughout the periods involved;

                  (y) Netherland, Sewell & Associates, Inc. and Ryder Scott Company, L.P. are independent petroleum engineers with respect to the Company and its subsidiaries, H.J. Gruy and Associates, Inc. was the former independent petroleum engineer with respect to the Company and its subsidiaries; and

                  (z)      The Shares have been listed on the New York Stock
         Exchange.

                  2. Each of the Selling Stockholders severally but not jointly represents and warrants to the Underwriter and the Company that as to itself and not the other Selling Stockholders:

                  (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder; this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

                  (b) The execution, delivery and performance by the Selling Stockholder of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder are subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational or constituent documents of the Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

                  (c) The Selling Stockholder has good and valid legal title to the Shares to be sold at the Time of Delivery by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; the Selling Stockholder will have, immediately prior to the Time of Delivery, good and valid legal title to the Shares to be sold at the Time of

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         Delivery, by the Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid legal title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Underwriter.

                  (d) The Selling Stockholder is not prompted to sell the Shares by the use of any material nonpublic information concerning the Company in violation of applicable law.

                  (e) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

                  (f) The Selling Stockholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against it or the Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

                  3. Subject to the representations, warranties and agreements herein set forth, each Selling Stockholder agrees to sell to the Underwriter the number of shares of Common Stock set forth opposite its name in
Schedule I hereto, and the Underwriter agrees to purchase from each Selling Stockholder, at a purchase price per share of $18.925, the number of shares of Common Stock set forth opposite each Selling Stockholder's name in Schedule I hereto.

                  4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request shall be delivered by or on behalf of the Selling Stockholders to the Underwriter, through the facilities of the Depository Trust Company, for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholders to the Underwriter. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of the Underwriter, 745 Seventh Avenue, New York, New York 10019. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April 15, 2004, or such other time and date as the Underwriter and the Company may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery."

                  5.       The Company agrees with the Underwriter:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the pricing of the Shares; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has

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         been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) From time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and upon the Underwriter's request to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter's request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as the Underwriter may request of an amended or supplemented Prospectus complying with
         Section 10(a)(3) of the Securities Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
         Section 11(a) of the Securities Act

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         and the rules and regulations thereunder (including, at the option of the Company, Rule 158); and

                  (e) To the extent not available on the Company's website or on the EDGAR website maintained by the Commission, during a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

                  6. Each of the Selling Stockholders agrees to deliver to the Underwriter prior to the Time of Delivery a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable.

                  7. (a) The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and petroleum engineering consultants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and any dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) the filings fees incident to (but not the fees and disbursements of counsel for the Underwriter in connection with) securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

                  (b)      If (i) this Agreement is terminated pursuant to
Section 8(i)(ii), (ii) the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriter or (iii) the Underwriter declines to purchase the Shares because a condition to closing to be performed by the Company is not satisfied, the Company agrees to reimburse the Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

                  8. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, as of the date hereof and as of the Time of Delivery, true and correct, the performance by the Company and the Selling Stockholders of their obligations hereunder, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Thompson & Knight LLP, counsel for the Selling Stockholders shall have furnished to you its written opinion, addressed to the Underwriter and dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect set forth in Annex A hereto;

                  (c) Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

                  (d) At the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

                  (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any of the Company's debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading);

                  (f) The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Time of Delivery; and the statements of the Company and its respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Time of Delivery;

                  (g) Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 1(d) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement and the Prospectus;

                  (h) The Underwriter shall have received on and as of the Time of Delivery a certificate of an executive officer of the Company who has specific knowledge of the Company's financial matters and is satisfactory to the Underwriter (i) confirming that such officer has carefully reviewed the Registration Statement and Prospectus and, to the knowledge of such officer, the representation set forth in Section 1(b) and (d) hereof is true and correct as of the Time of Delivery,
         (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct as of the Time of Delivery and that the Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Time of Delivery and (iii) to the effect set forth in paragraphs (a), (e) and (g) above (except as such provision may include discretion on the Underwriter's behalf);

                  (i) On or after the date hereof there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange;
         (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in major financial markets or any calamity or crisis, either within or outside the United States, that in the judgment of the Underwriter is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement and the Prospectus;

                  (j) Each Selling Stockholder shall have furnished to the Underwriter at the Time of Delivery a certificate, dated the Time of Delivery, signed by each Selling Stockholder stating that the representations, warranties and agreements of each of the Selling Stockholders contained herein are true and correct as of the Time of Delivery and that each Selling Stockholder has complied with all agreements contained herein to be performed by each Selling Stockholder at or prior to the Time of Delivery; and

                  (k)      The Shares have been listed on the New York Stock
         Exchange.

                  9. (a) The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein. The foregoing indemnity shall not be available to the Underwriter or any Person controlling the Underwriter if copies of the Prospectus (or any amendments or supplements thereto) were timely delivered to the Underwriter and the Underwriter failed deliver a copy of such Prospectus (or amendment or supplement thereto) at or prior to the written confirmation of the sale of Shares to such Person if such delivery is required by the Securities Act to the extent that such loss, claim, damage or liability of such Underwriter resulted from such failure.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: (i) the information on the front cover page with respect to the public offering price of the Shares, (ii) the statements concerning the Underwriter contained in the eighth and ninth paragraphs under the heading "Underwriting".

                  (c) Each Selling Stockholder severally, but not jointly, agrees to indemnify and hold harmless each of the Company and the Underwriter, its respective affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided in writing by the Selling Stockholders (it being understood and agreed that the only such information is that provided for use under the caption "Selling Stockholders") or contained in a representation or warranty given by the Selling Stockholders in this Agreement; and provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds, net of underwriting discounts and commissions before deducting expenses, to such Selling Stockholder from the sale of Shares sold by such Selling Stockholder hereunder.

                  (d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) counsel to the Indemnified Person shall have reasonably concluded in writing that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses to the extent reasonable and properly documented of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter, its affiliates, directors and officers and any control persons of the Underwriter shall be designated in writing by the Underwriter and any such separate firm for the Company and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

                  (e)      If the indemnification provided for in paragraphs
(a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the Shares and the total discounts and commissions received by the Underwriter in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. In addition, the maximum liability of the Selling Stockholders under this Agreement shall in no event exceed the amount of the net proceeds received by the Selling Stockholders from the sale of the Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (g) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

                  10. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriter.

                  11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, (fax: 212-526-0943), Attention:
Syndicate Registration; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Plains Exploration & Production Company, 700 Milam, Suite 3100, Houston, Texas 77002 (fax: 713-654-4915), Attention: John F. Wombwell, Executive Vice President, General Counsel and Secretary; and if to the Selling Stockholders shall be delivered or sent by mail, telex or facsimile transmission to EnCap Investments L.P., (fax: 713-659-6130), Attention: D. Martin Phillips or Robert L. Zorich. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  12. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from the Underwriter shall be deemed to be a successor merely by reason of such purchase.

                  13. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

                  14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                Very truly yours,

                                Plains Exploration & Production Company

                                By: _________________________________
                                    Name: Stephen A. Thorington
                                    Title: Executive Vice President and
                                    Chief Financial Officer

                                EnCap Energy Capital Fund III, L.P.

                                        By: EnCap Investments L.L.C., General
                                        Partner

                                        By: EnCap Investments L.P.,
                                            Manager of EnCap Investments L.L.C.

                                        By: EnCap Investments GP, L.L.C.,
                                            General Partner of EnCap Investments
                                            L.P.

                                        By: __________________________________
                                        Name: Robert L. Zorich
                                        Title: Senior Managing Director


                                EnCap Energy Capital Fund III-B, L.P.

                                        By: EnCap Investments L.L.C., General
                                        Partner

                                        By: EnCap Investments L.P.,
                                            Manager of EnCap Investments L.L.C.

                                        By: EnCap Investments GP, L.L.C.,
                                            General Partner of EnCap Investments
                                            L.P.

                                        By: __________________________________
                                        Name: Robert L. Zorich
                                        Title: Senior Managing Director

                                BOCP Energy Partners, L.P.

                                        By: EnCap Investments L.L.C., Manager

                                        By: EnCap Investments L.P.,
                                            Manager of EnCap Investments L.L.C.

                                        By: EnCap Investments GP, L.L.C.,
                                            General Partner of EnCap Investments
                                            L.P.

                                        By: __________________________________
                                        Name: Robert L. Zorich
                                        Title: Senior Managing Director

Accepted as of the date hereof:

Lehman Brothers Inc.

By: ________________________
    Name:
    Title:

                                                                      Schedule I

                                               Number of Shares of Common
                                               Stock to be Purchased from
                                               the Selling Stockholders by
            Selling Stockholders                  Lehman Brothers Inc.
---------------------------------------------  ---------------------------
EnCap Energy Capital Fund III, L.P...........          1,194,700
EnCap Energy Capital Fund III-B, L.P.........            886,814
BOCP Energy Partners, L.P....................            290,354
                                                       ---------

    Total....................................          2,371,868
                                                       =========

                                                                     Schedule II

                                  Subsidiaries

Plains E&P Company
Arguello Inc.
Plains Illinois Inc.
Plains Resources International Inc.
PMCT Inc.
PXP Gulf Coast Inc.

                                                                         Annex A

          Form of Opinion of Legal Counsel for the Selling Stockholders

         (a) Each of the Selling Stockholders has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by each of the Selling Stockholders and the consummation by each of the Selling Stockholders of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Selling Stockholders is a party or by which any of the Selling Stockholders is bound or to which any of the property or assets of any of the Selling Stockholders is subject, nor will such actions result in any violation of any partnership agreement, charter, bylaws or similar organizational documents of any of the Selling Stockholders or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Selling Stockholders or the property or assets of any of the Selling Stockholders.

         (b) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

         (c) Upon payment for and delivery of the Shares in accordance with the Underwriting Agreement, the Underwriters will acquire all of the rights of each Selling Stockholder in the Shares and will also acquire their interest in such Shares free of any adverse claim.

         (d) All consents, approvals, authorizations and orders necessary for the execution, delivery or performance by each of the Selling Stockholders of this Agreement, the sale and delivery of the Shares to be sold by each of the Selling Stockholders in accordance with this Agreement and the performance of the Selling Stockholder's other obligations under the Agreement, have been obtained, except for such consent, approvals, authorizations, registrations or qualifications as may be required under applicable state securities or Blue Sky laws of the various states in connection with the purchase and distribution of the Shares by the Underwriter, as to which such counsel may express no opinion.

                                       A-1